SUPPLEMENT DATED MAY 1, 2023

TO VARIABLE ANNUITY PROSPECTUSES, AS SUPPLEMENTED

American General Life Insurance Company

Separate Account D

One-Multi Manager Variable Annuity

Platinum Investor Variable Annuity

This supplement describes certain changes to the investment options available under your contract.

Effective on or about May 1, 2023, below Underlying Funds of JPMorgan Insurance Trust (the “Acquired Underlying Funds”) are reorganized into the corresponding Underlying Funds of Lincoln Variable Insurance Products Trust (the “Acquiring Funds”) as shown in the table below. All references in the prospectus to the Acquired Underlying Funds are replaced accordingly.

Acquired Underlying Funds Advisor	Acquiring Underlying Funds Advisor Sub-advisor
JPMorgan Insurance Trust Core Bond Portfolio J.P. Morgan Investment Management Inc.	LVIP JPMorgan Core Bond Fund Lincoln Investment Advisors Corporation J.P. Morgan Investment Management Inc.
JPMorgan Insurance Trust Mid Cap Value Portfolio J.P. Morgan Investment Management Inc.	LVIP JPMorgan Mid Cap Value Fund Lincoln Investment Advisors Corporation J.P. Morgan Investment Management Inc.
JPMorgan Insurance Trust Small Cap Core Portfolio J.P. Morgan Investment Management Inc.	LVIP JPMorgan Small Cap Core Fund Lincoln Investment Advisors Corporation J.P. Morgan Investment Management Inc.
SA JPMorgan Insurance Trust U.S. Equity Portfolio J.P. Morgan Investment Management Inc.	LVIP JPMorgan U.S. Equity Fund Lincoln Investment Advisors Corporation J.P. Morgan Investment Management Inc.

Dated: May 1, 2023

Please keep this supplement with your prospectus